Exhibit 10.102

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANIES. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FIRST AMENDMENT TO PROMISSORY NOTE
THIS FIRST AMENDMENT TO PROMISSORY NOTE (this “First Amendment”) memorializes, modifies, amends, and ratifies that certain Promissory Note, made as of May 24, 2023, of ARCA Recycling Inc., a California corporation as the “Borrower” (“ARCA”), and JanOne Inc., a Nevada corporation as the “Co-Borrower” (“JanOne”), in favor of Live Ventures Incorporated, a Nevada corporation, as the “Lender” (the “Promissory Note”). ARCA and JanOne are sometimes referred to herein, collectively, as the “Joint Obligors.” Lender, ARCA, and JanOne are sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties.” The “Effective Date” of this First Amendment is February [*], 2024.
RECITALS
A.WHEREAS, Lender and ARCA are parties to that certain Promissory Note and wish to memorialize, modify, amend, and ratify certain aspects thereof as more particularly set forth herein;
B.WHEREAS, each of the Parties desires to maintain the interest rate on the remaining obligations under the Promissory Note as amended by this First Amendment at the rate of 10.00% per annum, without compounding;
C.WHEREAS, each of the Parties desires to provide for a convertibility option in favor of Lender for the Joint Obligors’ obligations under the Promissory Note, as more particularly set forth herein and limited hereinbelow;
D.WHEREAS, as of the Effective Date, the Joint Obligors’ obligations under the Promissory Note, as updated through the Effective Date in connection with this First Amendment, are set forth on the “Funding Matrix”, attached hereto as “Schedule 1.
NOW, THEREFORE, in consideration of the premises and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:
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AGREEMENT
1.Funding Matrix. Subsequent to the date of the Promissory Note, the Lender has advanced funds under the Promissory Note, the amounts and dates thereof are set forth on the Funding Matrix.
2.Conversion.
a)Conversion. At any time after the Effective Date until all of the obligations hereunder are no longer outstanding, any remaining obligations set forth on the Funding Matrix shall be convertible, in whole or in part, into shares of common stock, $0.001 par value per share, of JanOne (the “Common Stock”) at the option of the Lender (such shares of Common Stock, the shares of “Conversion Stock”), at any time and from time to time (subject to the conversion limitations set forth in Section 2(d) hereof); provided, however, that any remaining obligations set forth on the Funding Matrix shall not be convertible through and including the six (6)-month anniversary of the respective funding by Lender thereof. The Lender shall effect conversions by delivering to JanOne a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the amount of the remaining obligations hereunder with interest accrued thereon to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Lender shall not be required to physically surrender the Promissory Note or this First Amendment to JanOne unless all of the remaining obligations thereunder and hereunder have been so converted and the shares of Conversion Stock have been delivered. Conversions hereunder shall have the effect of lowering the amount of any remaining obligations thereunder and hereunder with interest accrued thereon in an amount equal to the applicable conversion. The Lender and JanOne shall maintain a Conversion Schedule showing the amount(s) converted and the date(s) of such conversion(s). JanOne may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion. In the event of any dispute or discrepancy, the records of the Lender shall be controlling and determinative in the absence of manifest error. Each of the Lender and any assignee by acceptance hereof Amendment, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion hereof, the unpaid and unconverted then-outstanding obligations set forth in the Promissory Note and this First Amendment may be less than the amount stated on the face hereof.
b)Fixed Conversion Price. The “Fixed Conversion Price” of obligations set forth in the Promissory Note and this First Amendment, is $0.61 per share, subject to adjustment as set forth below.
c)Mechanics of Conversion.
i.Conversion Stock Issuable Upon Conversion. The number of shares of Conversion Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding hereunder to be converted and any accrued and unpaid interest to be converted related to the converted principal amount of the obligations set forth in the Promissory Note and this First Amendment, by (y) the Fixed Conversion Price.
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ii.Delivery of Certificate Upon Conversion. Not later than two (2) Business Days1 after each Conversion Date (the “Share Delivery Date”), JanOne shall deliver, or cause to be delivered, to the Lender a certificate or certificates representing the shares of Conversion Stock that, on or after the date on which such shares of Conversion Stock are (A) eligible to be sold under Rule 144 without the need for current public information and JanOne has received an opinion of counsel to such effect reasonably acceptable to JanOne (which opinion JanOne will be responsible for obtaining at the cost of JanOne) or (B) subject to a registration statement that has been declared effective by the Securities and Exchange Commission (the “Commission”) and which registration statement is then neither stale nor subject to any stop order, shall be free of restrictive legends and trading restrictions, representing the number of shares of Conversion Stock being acquired upon the relevant conversion hereof. All certificate or certificates required to be delivered by JanOne under this Section 2(c) shall be delivered electronically through the Depositary Trust Company or another established clearing corporation performing similar functions. If the Conversion Date is prior to the date on which such shares of Conversion Stock are eligible to be sold under Rule 144 without the need for current public information the shares of Conversion Stock shall bear a restrictive legend in the following form, as appropriate:
“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE LENDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”
Notwithstanding the foregoing, commencing on such date that the shares of Conversion Stock are eligible for sale under Rule 144 subject to current public information requirements, JanOne, upon request and at the expense of JanOne, shall obtain a legal opinion to allow for such sales under Rule 144.
iii.Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the Lender by the Share Delivery Date, the Lender shall be entitled to elect by written notice to JanOne at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event JanOne shall promptly return to the Lender any of the Promissory Note and this First Amendment, delivered to JanOne and the Lender shall promptly return to JanOne the Common Stock certificates issued to such Lender pursuant to the rescinded Conversion Notice.
1    “Business Day” means a day that is not a Saturday, Sunday, or other holiday or day that commercial banks in Las Vegas, Nevada are authorized or required to be closed.
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iv.Obligation Absolute; Partial Liquidated Damages. JanOne’s obligations to issue and deliver the shares of Conversion Stock upon conversion hereof in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Lender to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation, or termination, or any breach or alleged breach by the Lender or any other Person of any obligation to JanOne or any violation or alleged violation of law by the Lender or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of JanOne to the Lender in connection with the issuance of such shares of Conversion Stock; provided, however, that such delivery shall not operate as a waiver by JanOne of any such action JanOne may have against the Lender. In the event the Lender shall elect to convert any or all of the outstanding principal or interest amount hereof, JanOne may not refuse conversion based on any claim that the Lender or anyone associated or affiliated with the Lender has been engaged in any violation of law, agreement, or for any other reason, unless an injunction from a court, on notice to Lender, restraining and or enjoining conversion of all or part hereof shall have been sought. If the injunction is not granted, JanOne shall promptly comply with all conversion obligations herein. If the injunction is obtained, JanOne must post a surety bond for the benefit of the Lender in the amount of 150% of the outstanding amount that is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Lender to the extent it obtains judgment. In the absence of seeking such injunction, JanOne shall issue The shares of Conversion Stock or, if applicable, cash, upon a properly noticed conversion. If JanOne fails for any reason to deliver to the Lender such certificate or certificates pursuant to Section 2(c)(ii) by the Share Delivery Date, JanOne shall pay to the Lender, in cash, as liquidated damages and not as a penalty, $1,000 per Business Day for each Business Day after such Share Delivery Date until such certificates are delivered or Lender rescinds such conversion. Nothing herein shall limit Lender’s right to pursue actual damages or declare an event of default for JanOne’s failure to deliver The shares of Conversion Stock within the period specified herein and the Lender shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Lender from seeking to enforce damages pursuant to any other Section hereof or under applicable law.
v.Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Lender, if JanOne fails for any reason to deliver to the Lender such certificate or certificates by the Share Delivery Date pursuant to Section 2(c)(ii), and, if after such Share Delivery Date the Lender is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Lender’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Lender of the shares of Conversion Stock that the Lender was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then JanOne shall (A) pay in cash to the Lender (in addition to any other remedies available to or elected by the Lender) the amount, if any, by which (x) the Lender’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Lender was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Lender, either reissue (if surrendered) the Promissory Note and this First Amendment in an amount equal to the amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Lender the number of shares
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of Common Stock that would have been issued if JanOne had timely complied with its delivery requirements under Section 2(c)(ii). For example, if the Lender purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion hereof with respect to which the actual sale price of the shares of Conversion Stock (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, JanOne shall be required to pay to the Lender the sum of $1,000. The Lender shall provide JanOne written notice indicating the amounts payable to the Lender in respect of the Buy-In and, upon request of JanOne, evidence of the amount of such loss. Nothing herein shall limit Lender’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to JanOne’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.
vi.Reservation of Shares Issuable Upon Conversion. JanOne covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock a number of shares of Common Stock at least equal to 200% of the Required Minimum (the “Reserve Amount”) for the sole purpose of issuance of shares of Common Stock hereunder, as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Lender. JanOne covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, and nonassessable.
vii.Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion hereof. As to any fraction of a share to which the Lender would otherwise be entitled to purchase upon such conversion, JanOne shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Fixed Conversion Price or round up to the next whole share.
viii.Transfer Taxes and Expenses. The issuance of certificates for shares of the Common Stock on partial or complete conversion hereof shall be made without charge to the Lender for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, JanOne shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Lender so converted and JanOne shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to JanOne the amount of such tax or shall have established to the satisfaction of JanOne that such tax has been paid. JanOne shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.
d)Lender’s Conversion Limitations. Lender shall not effect any conversion of any amount due hereunder and shall not have the right to convert any amounts due hereunder, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Lender (together with the Lender’s Affiliates, and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Lender and its Affiliates shall include the number of shares of Common Stock issuable upon the relevant conversion hereof with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted amounts due hereunder beneficially
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owned by the Lender or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of JanOne subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any obligations in favor of any Affiliates, and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates) beneficially owned by the Lender or any Persons acting as a group together with the Lender. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether the Joint Obligor’s obligations hereunder are convertible (in relation to other securities owned by the Lender together with any Affiliates and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates) and of which obligations hereunder are convertible shall be in the sole discretion of the Lender, and the submission of a Notice of Conversion shall be deemed to be the Lender’s determination of whether any of the Joint Obligor’s obligations hereunder may be converted (in relation to other securities owned by the Lender together with any Affiliates, and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates, and which amount owing hereunder is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Lender will be deemed to represent to JanOne each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and JanOne shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Lender may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) JanOne’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by JanOne, or (iii) a more recent written notice by JanOne or JanOne’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Lender, JanOne shall, within two Business Days confirm orally and in writing to the Lender the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of JanOne, including the obligations set forth in the Promissory Note and this First Amendment, by the Lender or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon the relevant conversion hereunder. The Lender, upon not less than sixty-one (61) days’ prior notice to JanOne, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon the relevant conversion hereunder held by the Lender and the Beneficial Ownership Limitation provisions of this Section 2(d) shall continue to apply. Any such increase or decrease will not be effective until the sixty-first (61st) calendar day after such notice is delivered to JanOne. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to correct this paragraph (or any portion hereof) that may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder hereof.
3.Certain Adjustments.
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a)Stock Dividends and Stock Splits. If JanOne, at any time while any obligations hereunder are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by JanOne upon conversion of, or payment of interest hereon), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of JanOne, then the Fixed Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of JanOne) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.
b)Dilution. JanOne specifically acknowledges that its obligation to issue the Common Stock is binding upon JanOne and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of JanOne.
c)Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time JanOne grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record stockholders of any class of shares of Common Stock (the “Purchase Rights”), then the Lender will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that the Lender could have acquired if the Lender had held the number of shares of Common Stock acquirable upon complete conversion hereof (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue, or sale of such Purchase Rights (provided, however, that, to the extent that the Lender’s right to participate in any such Purchase Right would result in the Lender exceeding the Beneficial Ownership Limitation, then the Lender shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Lender until such time, if ever, as its right thereto would not result in the Lender exceeding the Beneficial Ownership Limitation).
d)Pro Rata Distributions. During such time as any obligations hereunder are outstanding, if JanOne shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the Effective Date, then, in each such case, the Lender shall be entitled to participate in such Distribution to the same extent that the Lender would have participated therein if the Lender had held the number of shares of Common Stock acquirable upon complete exercise of the obligations set forth in the Promissory Note and this First Amendment (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Lender’s right to participate in any such Distribution would result in the Lender exceeding the Beneficial Ownership Limitation,
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then the Lender shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Lender until such time, if ever, as its right thereto would not result in the Lender exceeding the Beneficial Ownership Limitation).
e)Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of JanOne) issued and outstanding.
f)Notice to the Lender.
i.Adjustment to Fixed Conversion Price. Whenever the Fixed Conversion Price is adjusted pursuant to any provision of this Section 3, JanOne shall promptly deliver to the Lender a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ii.Notice to Allow Conversion by Lender. If (A) JanOne shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) JanOne shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) JanOne shall authorize the granting to all holders of the Common Stock or of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of JanOne shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which JanOne is a party, any sale or transfer of all or substantially all of the assets of JanOne, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash, or property, or (E) JanOne shall authorize the voluntary or involuntary dissolution, liquidation, or winding up of the affairs of JanOne, then, in each case, JanOne shall cause to be filed at each office or agency maintained for the purpose of conversion hereof, and shall cause to be delivered to the Lender at its last address as it shall appear upon JanOne’s records, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights, or warrants, or, if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights, or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash, or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding JanOne, JanOne shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Lender shall remain entitled to convert the obligations set forth in the Promissory Note and this First Amendment, during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
4.NASDAQ Limitation. Notwithstanding anything to the contrary herein, the Lender may not effectuate any Conversion and JanOne may not issue any shares of Common Stock
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in connection therewith that would trigger any Nasdaq requirement to obtain stockholder approval prior to a Conversion or any issuance of shares of Common Stock in connection therewith that would be in excess of that number of shares of Common Stock equivalent to 19.9% of the number of shares of Common Stock as of the Effective Date; provided, however, that the Lender may effectuate any Conversion and JanOne shall be obligated to issue shares of Common Stock in connection therewith that would not trigger such a requirement. This restriction shall be of no further force or effect upon the approval of the stockholders in compliance with Nasdaq’s stockholder voting requirements.
5.Other Provisions. The provisions of the Promissory Note that have not been expressly amended in any prior amendments thereof, including the Third Amendment, or have not been expressly modified or amended hereby shall remain unchanged and in full force and effect. In the event of any conflict between the terms and provisions of this First Amendment and the Promissory Note, the provisions of this First Amendment shall control.
6.Signatures. This First Amendment may be signed in counterparts. A facsimile or other electronic transmission of a signature page will be considered an original signature page. At the request of any Party, each other Party will confirm a fax-transmitted or electronically transmitted signature page by delivering an original signature page to the requesting Party.
(Remainder of this page intentionally left blank; signatures are on the following page.)
IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the Effective Date.
Joint Obligors:
ARCA RECYCLING, INC.
By:
    Virland A. Johnson
    Chief Executive Officer
JANONE INC.
By:
    Tony Isaac
    Chief Executive Officer
Lender:
ISAAC CAPITAL GROUP, LLC
By:
    Jon Isaac
    President and Chief Executive Officer
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SCHEDULE 1
Funding Matrix

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ANNEX A
NOTICE OF CONVERSION
The undersigned hereby elects to convert obligations of the Joint Obligors under the Promissory Note, as amended, of ARCA Recycling, Inc. and JanOne Inc. (“JanOne”) into shares of common stock (the “Common Stock”) of JanOne according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by JanOne in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Companies that its ownership of the Common Stock does not exceed the amounts specified under Section 2(d) of this First Amendment, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934.
The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.
Conversion calculations:
Date to Effect Conversion:
Amount of obligations to be Converted: $
Number of shares of Common Stock to be issued:
Signature:
     Name:
Delivery Instructions:
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